SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                                January 13, 2004

                        IMAGING TECHNOLOGIES CORPORATION
              (Exact Name of Registrant as Specified in its Charter)

DELAWARE . . . . . . . .                   0-12641                            33-0021693
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

                               17075 Via Del Campo
                           San Diego, California 92127
                    (Address of Principal Executive Offices)

                                 (858) 451-6120
              (Registrant's telephone number, including area code):

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS.

     On December 4, 2003, the Registrant announced that Thomas Brown had been appointed to the position of Senior Vice President and Chief Financial Officer. Mr. Brown subsequently resigned his positions with the Registrant, on or about December 30, 2004.

Brian Bonar, Chairman and Chief Executive Officer of the Registrant will serve as Chief Financial Officer until a suitable replacement can be found.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January  13,  2004


IMAGING  TECHNOLOGIES  CORPORATION

By:  /s/  Brian  Bonar

Name:  Brian  Bonar
Title:    Chairman,  President,  and  Chief  Executive  Officer